UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CITY OFFICE REIT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration No.:
	3)	Filing Party:
	4)	Date Filed:

666 Burrard Street, Suite 3210

Vancouver, BC V6C 2X8

March 20, 2019

Dear Fellow Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of City Office REIT, Inc. (the “Company” or “CIO”). The Annual Meeting will be held at 9:00 a.m. Pacific Time on May 2, 2019 at the Company’s Corporate Office at 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8. Details of the business to be presented at the Annual Meeting can be found in this Proxy Statement.

Our Company achieved significant progress in 2018 and we believe we are poised to continue to deliver attractive long-term returns to our investors through a combination of dividends and capital appreciation. Of note, we completed $260 million of high-quality acquisitions, harvested gains through the Company’s largest disposition to date and substantially improved our portfolio occupancy. Overall, we are pleased with our progress in 2018 and believe that we are well positioned to create additional value for our investors in 2019 and in the years to come.

On behalf of the Board of Directors, we thank you for your ongoing support and investment in our Company.

Sincerely,

James Farrar
Chief Executive Officer and Director

666 Burrard Street, Suite 3210

Vancouver, BC V6C 2X8

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. (Pacific Time) on May 2, 2019

PLACE	666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8

ITEMS OF BUSINESS

1)  The election of seven directors nominated by our Board of Directors, each to serve until the 2020 Annual Meeting and until their successors are elected and qualify;

2)  To ratify the appointment of KPMG LLP as the independent registered public accounting firm for CIO for the fiscal year ending December 31, 2019;

3)  To approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes; and

4)  To transact such other business as may properly be brought before the Annual Meeting and any adjournment, postponement or continuation thereof.

RECORD DATE	In order to vote, you must have been a stockholder of record at the close of business on March 1, 2019 (the “Record Date”). The stock transfer books will not be closed.

ADMISSION TO MEETING

Only CIO’s stockholders of record as of the close of business on the Record Date and beneficial owners who hold a legal proxy from the record owner, each as of the close of business on the Record Date, may attend the Annual Meeting. Proof of ownership of our common stock, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the meeting. For further information on admission, please refer to the question entitled “What do I need to do to attend the meeting in person?” on page 3 of the proxy statement which follows this notice.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while keeping the costs down and reducing the environmental impact of our Annual Meeting. On or about March 20, 2019, we will begin mailing a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018, how to vote over the Internet or how to request and return a proxy card by mail. Stockholders may request to receive a paper copy of the proxy materials and will subsequently be mailed the Proxy Statement, our annual report to stockholders accompanying our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or the 2018 Annual Report, and a proxy card.

Whether or not you plan to attend the Annual Meeting, your vote is important and we encourage you to vote promptly.

It is important that your shares are represented and voted at the Annual Meeting. You may authorize your proxy over the Internet or by telephone as described on the proxy card accompanying this notice and the attached proxy statement. Alternatively, you may authorize your proxy by signing and returning the proxy card in the enclosed envelope. You may revoke your proxy and vote in person at the Annual Meeting by (1) executing and submitting a later dated proxy card that is received prior to 5:00 p.m., Pacific Time, on May 1, 2019, (2) subsequently authorizing a proxy over the Internet or by telephone, (3) sending a written revocation of your proxy to the Company’s Corporate Secretary at its principal executive offices or (4) attending the Annual Meeting and voting in person.

PROXY VOTING	We cordially invite you to attend the meeting, but regardless of whether you plan to be present, please authorize your proxy in one of the following ways:

1)  VISIT THE WEBSITE noted on your proxy card or the Notice of Internet Availability of Proxy Materials to authorize your proxy via the Internet;

2)  If you receive a printed copy of the proxy materials by mail, USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card (this is a free call in the U.S.); or

3)  If you receive a printed copy of the proxy materials by mail, MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the envelope provided, which requires no additional postage if mailed in the U.S.

Any proxy may be revoked by you at any time prior to its exercise at the meeting.

By Order of the Board of Directors,

Anthony Maretic
Chief Financial Officer, Secretary and Treasurer

March 20, 2019

666 Burrard Street, Suite 3210

Vancouver, BC V6C 2X8

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2019:

The Notice of Annual Meeting of Stockholders, the proxy statement and the 2018 Annual Report are available on City Office REIT, Inc.’s website, www.cityofficereit.com, and at www.astproxyportal.com/18940/. Information on or connected to these websites is not deemed to be a part of this proxy statement.

666 Burrard Street, Suite 3210

Vancouver, BC V6C 2X8

2019 ANNUAL MEETING OF STOCKHOLDERS

City Office REIT, Inc. is furnishing this Proxy Statement in connection with our solicitation of proxies to be voted at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”). We will hold the Annual Meeting at the Company’s Corporate Office at 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8, on Thursday, May 2, 2019 at 9:00 a.m. Pacific Time, and any postponements, continuations or adjournments thereof. We are providing this Proxy Statement and the enclosed proxy card to our stockholders commencing on or about March 20, 2019.

Unless the context suggests otherwise, references in this Proxy Statement to “City Office,” “CIO,” “Company,” “we,” “us” and “our” are to City Office REIT, Inc., a Maryland corporation, together with our consolidated subsidiaries, including City Office REIT Operating Partnership, L.P., a Maryland limited partnership of which we are the sole general partner and through which we conduct substantially all of our business (our “Operating Partnership”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:

•

The election of seven directors nominated by our Board of Directors (our “Board of Directors”) and listed in this Proxy Statement to serve until the 2020 Annual Meeting and until their successors are elected and qualify;

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2019;

•	To approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes; and

•	Such other business as may properly come before the Annual Meeting or any adjournment, continuation or postponement thereof.

We completed our initial public offering (our “IPO”) in April 2014, and we qualify as an “emerging growth company” as defined in Section 3(a)(80) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, under Schedule 14A of the Exchange Act, we are exempt from the requirement to include in this Proxy Statement stockholder advisory votes on certain executive compensation matters, such as “say on pay” and “say on frequency” and we qualify for certain scaled executive compensation requirements applicable to emerging growth companies.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice of Internet Availability of

Proxy Materials in the mail. Unless requested, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review the Proxy Statement and our 2018 Annual Report over the Internet at http://www.astproxyportal.com/ast/18940/. The Notice of Internet Availability of Proxy Materials also instructs you on how you may submit your proxy over the Internet, or how you can request a full set of proxy materials, including a proxy card to return by mail. If you received a Notice of Internet Availability of Proxy Materials in the mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials provided in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 1, 2019, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

If you hold your shares through a bank, broker or other nominee and intend to vote in person at the Annual Meeting, you will need to provide a legal proxy from your bank, broker or other holder of record.

What are the voting rights of stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting.

How many shares are outstanding?

At the close of business on March 1, 2019, the Record Date, 39,544,705 shares of common stock were issued and outstanding.

What constitutes a quorum?

The presence in person or by proxy of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC (“AST”), our transfer agent and registrar, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

If you are a “street name” holder, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person; however, in order to vote your shares in person, you must provide us with a legal proxy from your bank, broker or other stockholder of record.

How do I vote?

If you are a registered stockholder, meaning that your shares are registered in your name, you have four voting options. You may vote:

•

over the Internet at the web address noted in the Notice of Internet Availability of Proxy Materials or proxy card you received (if you have access to the Internet, we encourage you to vote in this manner);

•	by telephone using the number noted on the proxy card you received (if you received a proxy card);

•	by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid, preaddressed envelope enclosed therewith; or

•	by attending the Annual Meeting and voting in person.

Please carefully follow the directions in the Notice of Internet Availability of Proxy Materials or proxy card you received. Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on May 1, 2019. Proxies submitted by mail must be received by the Company by 5:00 p.m. Pacific Time, on May 1, 2019.

Can I vote my shares in person at the meeting?

If you are a “stockholder of record,” you may vote your shares in person at the meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting.

What do I need to do to attend the meeting in person?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the meeting in person. If you wish to attend the Annual Meeting and vote in person, you may contact our Investor Relations at (604) 806-3366. Only stockholders who owned our common stock as of the close of business on March 1, 2019 are entitled to attend the meeting.

•

If your shares are registered in your name and you owned our common stock as of the close of business on March 1, 2019, you only need to provide some form of government-issued photo identification for admission.

•

If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the meeting if you bring a recent bank or brokerage statement showing that you owned shares of our common stock on March 1, 2019.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

It means that you have multiple accounts with our transfer agent and/or with a broker, bank or other nominee. You will need to vote separately with respect to each Notice of Internet Availability of Proxy Materials or proxy card you received. Please vote all of the shares you own.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•	by sending a written notice of revocation to our Secretary at 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8 so it is received prior to the meeting, stating that you revoke your proxy;

•	by signing a later-dated proxy card and submitting it so it is received prior to the meeting in accordance with the instructions included in the proxy card(s); or

•	by attending the meeting and voting your shares in person.

How may I vote for each proposal?

Proposal 1 —

In the election of the seven director nominees, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the director nominees. If a quorum is present at the Annual Meeting, in an uncontested director election, directors will be elected by receiving the affirmative vote of a majority of the total votes cast for and against the election of such nominee. Abstentions and broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on the election of directors, although they will be considered present for the purpose of determining the presence of a quorum. Under our Bylaws, cumulative voting is not permitted.

Under the terms of our director resignation policy included in our Second Amended and Restated Corporate Governance Guidelines (our “corporate governance guidelines”), by accepting a nomination to stand for election or re-election as a director of the Company or an appointment as director to fill a vacancy or new directorship, each candidate, nominee or appointee for director agrees that he or she will promptly tender, upon such nomination or appointment and as a condition thereof, a written offer of resignation to the Board, which offer of resignation will be effective on his or her failure to receive, in an uncontested election of directors, the vote required for election or re-election by the Bylaws. The nominating and corporate governance committee will promptly consider the director’s offer of resignation and recommend to the Board whether to accept the resignation or reject it. The Board will act on the nominating and corporate governance committee’s recommendation within 90 days following certification of the shareholder vote. In determining what action to recommend or take regarding the director’s offer of resignation, each of the nominating and corporate governance committee and the Board may consider a range of alternatives as they deem appropriate.

In a contested director election (i.e., where the number of nominees exceeds the number of directors to be elected at such meeting), the directors will be elected by the vote of a plurality of the votes cast. Under the plurality standard, the number of individuals equal to the number of directorships to be filled who receive more votes than other nominees are elected to the board, regardless of whether they receive a majority of votes cast.

Proposal 2 —	If a quorum is present, the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2019 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 3 —	If a quorum is present, the proposal to approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our Charter.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors unanimously recommends that you vote:

Proposal 1 —	For all of the Board of Directors’ seven nominees for election as director.

Proposal 2 —	For the proposal to ratify the appointment of KPMG LLP as our independent registered public accountants for 2019.

Proposal 3 —	For the proposal to approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes.

What if I authorize a proxy without specifying a choice on any given matter at the Annual Meeting?

If you are a stockholder of record as of the Record Date and you properly authorize a proxy (whether by Internet, telephone or mail) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board of Directors’ recommendation on that matter. If you are a stockholder of record as of the Record Date and you fail to authorize a proxy or vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.

What if I hold my shares through a broker, bank or other nominee?

If you hold your shares through a broker, bank or other nominee, under the rules of the New York Stock Exchange (the “NYSE”), your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal.

How are abstentions and broker non-votes treated?

A “broker non-vote” occurs when a bank, broker or other holder of record holding shares of common stock for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

Under the rules of the NYSE, brokerage firms may have the discretionary authority to vote their customers’ shares of common stock on certain routine matters for which they do not receive voting instructions, including the ratification of independent auditors, and thus brokers may vote at their discretion on Proposal 2 if they do not receive voting instructions from you on Proposal 2. Under the rules of the NYSE, neither Proposal 1 nor Proposal 3 is considered a “routine” matter for purposes of broker discretionary voting and therefore brokers may not vote on Proposal 1 or Proposal 3 if they do not receive voting instructions from you on Proposal 1 or Proposal 3, respectively.

What if I return my proxy card but do not provide voting instructions?

If you return a signed proxy card but do not provide voting instructions, your shares will be voted by the proxies identified in the proxy card as follows:

Proposal 1 —	For all of the Board of Directors’ seven nominees for election as director.

Proposal 2 —	For the proposal to ratify the appointment of KPMG LLP as our independent registered public accountants for 2019.

Proposal 3 —	For the proposal to approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes.

What happens if additional matters are presented at the Annual Meeting?

We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

Who will count the votes?

A representative of AST or one of its affiliates will act as the inspector of election and will tabulate votes.

Who pays the cost of this proxy solicitation?

We will pay the cost of preparing, assembling and mailing the proxy materials. We have retained AST to assist us in the distribution of proxy materials and the passive solicitation of proxies. We expect to pay AST and Broadridge Financial Services, Inc. approximately $20,000 in the aggregate for services rendered, including passively soliciting proxies, reviewing of proxy materials, disseminating of brokers’ search cards, distributing proxy materials, operating online and phone voting systems, receiving executed proxies and tabulation of results. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so.

How do I submit a stockholder proposal for inclusion in the proxy materials for next year’s annual meeting, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for presentation at our 2020 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices by November 21, 2019. All proposals must contain the information specified in, and otherwise comply with, our Second Amended and Restated Bylaws (our “Bylaws”). Proposals should be sent via registered, certified or express mail to: 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8, Attention: Anthony Maretic, Chief Financial Officer, Secretary and Treasurer. For more information regarding stockholder proposals, see “Stockholder Proposals and Nominations” below.

The Company’s Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, but not included in the Company’s proxy statement, the stockholder must give timely notice in writing not earlier than October 22, 2019, nor later than November 21, 2019, which is the time period that is not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of the proxy statement for preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced or delayed by more than 30 days, notice must be received not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting or the 10th day following the day on which the Company first publicly announces the date of the annual meeting. As to each matter, the notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and the business proposed to be brought before the annual meeting.

The Company’s Bylaws provide that a stockholder of record, both at the time of the giving of the required notice set forth in this sentence and at the time of the 2020 annual meeting, entitled to vote at the annual meeting may nominate persons for election to the Board of Directors by mailing written notice to the Corporate Secretary of the Company not earlier than October 22, 2019, nor later than November 21, 2019, which is the time period that is not more than 150 days nor less than 120 days prior to the first anniversary of the date of the proxy statement for preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced or delayed by more than 30 days, notice must be received not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting or the 10th day following the day on which the Company first publicly announces the date of the annual meeting. The notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and each person whom the stockholder wishes to nominate for election as a Director. The notice must be accompanied by the written consent of each proposed nominee to serve as one of the Company’s directors, if elected.

In addition to our Bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act, and the rules and regulations thereunder. Our Bylaw provisions do not affect any right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our Proxy Statement pursuant to Rule 14a-8 (or any successor provision).

If I share my residence with another stockholder, how many copies of the Notice of Internet Availability of Proxy Materials should I receive?

We are sending only a single Notice of Internet Availability of Proxy Materials to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us to reduce costs. Each stockholder will continue to receive a separate proxy card or voting instructions card. We will deliver promptly, upon written request or oral request, a separate copy of the 2018 Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents were previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies in the future to the following address: City Office REIT, Inc., c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219; (800) 937-5449. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

What if I consent to have one set of materials mailed now but change my mind later?

You may withdraw your householding consent at any time by contacting AST at the address and phone number provided above. We will begin sending separate copies of stockholders communications to you within 30 days of receipt of your instructions.

The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting AST at the address and phone number provided above.

Other Information

Our Annual Report on Form 10-K for the year ended December 31, 2018 is available at www.sec.gov, and, if you received a printed copy of this Proxy Statement, accompanies this Proxy Statement and our 2018 Annual Report. However, the 2018 Annual Report forms no part of the material for the solicitation of proxies.

The 2018 Annual Report may also be accessed through our website at http://www.cityofficereit.com by clicking on the “Investor Relations” link. At the written request of any stockholder who owns our common stock as of the close of business on the Record Date, we will provide, without charge, additional paper copies of our 2018 Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide copies of the exhibits for a reasonable fee. You can request copies of our 2018 Annual Report by following the instructions on the Notice of Internet Availability of Proxy Materials or by mailing a written request to:

City Office REIT, Inc.

666 Burrard Street, Suite 3210

Vancouver, BC V6C 2X8

Attention: Secretary

PROPOSAL NO. 1. ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors, provided that there shall never be less than the minimum number required by Maryland law, nor more than 15. The Board of Directors has fixed the number of directors at seven. All directors are elected for a term of one year and until their successors are elected and qualify. The Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, has nominated John McLernon, James Farrar, William Flatt, Sabah Mirza, Mark Murski, Stephen Shraiberg and John Sweet for election at the Annual Meeting for a term to expire at the annual meeting of stockholders in 2020 and until their successors are elected and qualify.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of all of the nominees named in Proposal No. 1. Should any of the nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other person as the Nominating and Corporate Governance Committee may recommend. The Board of Directors knows of no reason why any of the nominees might be unable or refuse to accept nomination or election.

Nominees for Election

Information is set forth below regarding each of our Board of Directors’ seven nominees.

Name	Age	Position(s)
John McLernon	78	Independent Director and Chairman of the Board of Directors
James Farrar	43	Chief Executive Officer and Director
William Flatt	44	Independent Director
Sabah Mirza	44	Independent Director
Mark Murski	43	Independent Director
Stephen Shraiberg	72	Independent Director
John Sweet	74	Independent Director

John McLernon

Mr. McLernon, age 78, has served as one of our independent directors and the Chairman of our Board of Directors since our IPO in April 2014. He has been president of McLernon Consultants Ltd. since November 2004. From 1977 to 2004, he was chairman and chief executive officer of Macaulay Nicolls Maitland and Co. and its successor, Colliers International, a global real estate services company. Mr. McLernon started his career with Canadian Pacific Railway Limited in 1964 before joining its property development arm, Marathon Realty Company Limited, in Vancouver. In 1977, he became president and chief executive officer of Macaulay Nicolls Maitland and Co., a Vancouver real estate brokerage company, and in 1985 was instrumental in the employee purchase of the company and the formation of Colliers International. From 1977 to 2002, Mr. McLernon guided Colliers International through steady business growth, successfully completing approximately 50 mergers, acquisitions and startups in the Americas, Asia Pacific and Europe. Mr. McLernon is honorary chair of Colliers International, is chair of A&W Revenue Royalties Income Fund and Village Farms International Inc. and sits on the board of Canadian Urban Ltd. He is past chair of British Columbia Railway Company and the British Columbia Lottery Corporation. Mr. McLernon is founding chair of Streetohome Foundation, the Vancouver coalition to end homelessness. He also serves as an independent advisor to the investment committee of Second City Capital II Corporation (“Second City”). Mr. McLernon brings to the Board of Directors extensive experience as an executive at a public company, which enables him to make significant contributions to the deliberations of the Board of Directors, especially in relation to operations, financings and strategic planning. Mr. McLernon has a bachelor of arts from McGill University.

James Farrar

Mr. Farrar, age 43, is our chief executive officer and has been a member of our Board of Directors since our IPO in April 2014. He joined Second City in October 2009 as a Managing Director. From August 2003, prior to joining Second City, Mr. Farrar served as the Vice President of Ken Fowler Enterprises Limited, a family office with a diversified portfolio concentrated primarily in the real estate and hospitality sectors. At Ken Fowler Enterprises Limited, Mr. Farrar was responsible for leading acquisitions, divestitures and portfolio management. Prior to this, Mr. Farrar was an investment professional with TD Capital, the private equity unit of TD Bank. Mr. Farrar has extensive experience in acquisitions and divestitures and has been involved in the acquisition of over $2.0 billion of commercial real estate. Mr. Farrar received a bachelor’s degree in business administration from Wilfrid Laurier University and is a chartered accountant, a chartered business valuator and a CFA charterholder. Mr. Farrar brings to our Board of Directors extensive executive management experience gained over 20 years of involvement in the private equity, real estate and corporate finance industries.

William Flatt

Mr. Flatt, age 44, has served as one of our independent directors since our IPO in April 2014. He is a principal of Free Market Ventures, LLC in Chicago and founder and principal with Oxbow Ventures, LLC, a private equity venture firm. From 2013 to 2016, Mr. Flatt was executive vice president and chief operating officer of Telos Group LLC, an office landlord representation firm with nearly 26 million square feet under representation. From 1996 to 2011, Mr. Flatt worked for Parkway Properties, Inc., a NYSE listed real estate investment trust specializing in office properties. From 2005 to 2011, he served as executive vice president in the positions of chief financial officer and later chief operating officer. Mr. Flatt taught as an adjunct professor in economics at Millsaps College and has been a guest lecturer at the University of Texas McCombs School of Business and University of Chicago Booth School of Business. From 1998 to 2001, he served on the board of directors of The People’s Bank, a community bank in Jackson, Mississippi. In 2011, Mr. Flatt was appointed by Governor Haley Barbour of Mississippi to a commission studying the state’s public employee pension system. He is a member of the Urban Land Institute and board member of City Year Chicago. Mr. Flatt brings to the Board of Directors extensive executive and acquisition experience in the office real estate industry gained over 22 years of managing, leasing, acquiring and financing office buildings. Mr. Flatt has a bachelor of arts in economics from Millsaps College and a masters in business administration from University of Chicago Booth School of Business.

Sabah Mirza

Ms. Mirza, age 44, is currently Executive Vice President, Business Affairs at Sunwing Travel Group (“Sunwing”), where she has oversight of the legal functions, mergers and acquisitions, governance and government affairs. She has over 20 years of legal, corporate governance and securities experience, most of which have been spent as in-house counsel across diverse industries, including aviation, defense and travel and leisure. Ms. Mirza is currently Executive Vice President, Business Affairs at Sunwing Travel Group, the largest tour operator in North America with over $2 billion in annual revenue. Ms. Mirza also served as Sunwing’s General Counsel from 2010-2019 and began her tenure with Sunwing as Vice President in 2010 before being promoted to Executive Vice President in 2016. In this role, she has oversight of the legal, governance, acquisition and government affairs functions of the company. Ms. Mirza was key to the establishment of Sunwing’s hotel division in 2010, which now comprises over $700 million in real estate assets and over 15,000 rooms under management across ten countries. Previously, Ms. Mirza was Vice President & General Counsel at a charter airline, and prior to that she was Vice President and Division Counsel at a subsidiary of L-3 Technologies. Ms. Mirza holds law degrees from the University of Ottawa and is a member of the bar in both Ontario and Quebec. Ms. Mirza brings extensive legal, corporate and management experience across an array of industries, enabling her to make significant contributions to the Board of Directors.

Mark Murski

Mr. Murski, age 43, has served as one of our independent directors since our IPO in April 2014. He is currently a Managing Partner for Brookfield Infrastructure Group and is the COO of the Americas, where he sits on multiple private company boards. He has 20 years of investment banking and private equity experience with a focus on real estate and infrastructure. Previously, he was a Managing Partner with Brookfield Financial, a global investment bank. As the head of the M&A group Mr. Murski was responsible for originating and executing mergers and acquisitions, debt and equity capital markets transactions and conducts general corporate finance advisory. While at Brookfield Financial, Mr. Murski has worked on numerous public and private mergers and acquisitions transactions involving real estate clients such as Dream International REIT, Summit Industrial Income REIT, Realex Properties Corporation, InStorage REIT, Overland Realty Inc., Lone Star, Gazit America Inc. and Atlas Cold Storage. Mr. Murski previously worked in Brookfield Asset Management Inc.’s merchant banking group, prior to which he worked at Ernst & Young LLP. He previously served for seven years on the board of the Greater Toronto Chapter of NAIOP having resigned in January 2015, and was a founding director of Trisura Guarantee Insurance Company. Mr. Murski brings to the Board of Directors extensive executive management experience as well as acquisition and transaction experience with a wide range of real estate clients. Mr. Murski is a CA, CPA, CFA charterholder and a graduate of the Richard Ivey School of Business.

Stephen Shraiberg

Mr. Shraiberg, age 72, has served as one of our independent directors since our IPO in April 2014. He has been the president of Urban Property Management, Inc. since 1971, which is engaged in developing and managing all types of real estate. Mr. Shraiberg is also the major stockholder of Esprit Homes, Ltd., a major Colorado homebuilder since 1989. Mr. Shraiberg has been involved in the development of approximately 20,000 apartment units since 1971. Mr. Shraiberg was a member of the National Association of Housing Management’s National Advisory Council and the Governor’s Task Force on Housing for the State of Colorado. He is currently on the board of directors of Columbine Capital Corp., a non-public bank holding company. He was also the chairman of the board of directors of the Equitable Bank of Littleton and a director of Equitable Bankshares of Colorado, both private companies. Mr. Shraiberg was on the board of directors of Guaranty Bank and Trust and its holding company, Centennial Bank Holdings, Inc., both public companies. Additionally, Mr. Shraiberg has served on the board of trustees of Whittier College, and has been a member of various other non-profit boards over the past several years, including the Salvation Army and the Latin American Educational Foundation. Mr. Shraiberg brings to the Board of Directors experience as an executive at a public company, which enables him to make significant contributions to the deliberations of the Board of Directors, especially in relation to operations, financings and strategic planning. Mr. Shraiberg holds a bachelor’s degree in finance from the University of Colorado.

John Sweet

Mr. Sweet, age 74, has over 40 years of experience in numerous financial and real estate positions with public and private companies. Most recently, from 2013 to 2016, Mr. Sweet served as founder and Chief Investment Officer of Physicians Realty Trust (NYSE: DOC), a leading healthcare real estate company that grew from approximately $125 million in real estate assets to almost $3 billion during his tenure. Prior to that endeavor, he was a Managing Director for the specialty investment firm BC Ziegler, where he sourced and managed a medical office building investment fund that became the initial portfolio for Physicians Realty Trust. Mr. Sweet also co-founded and played an integral role in the growth of Windrose Medical Properties Trust, a publicly traded medical office REIT that completed its initial public offering in 2002. Additionally, Mr. Sweet brings experience at the board level for public company, philanthropic and charitable organizations, including sitting on the board of Wheeler Real Estate Investment Trust, Inc. (“Wheeler REIT”) (NASDAQ: WHLR), a publicly traded retail REIT. In 2018, he was elected Chairman of the Board of Wheeler REIT. Mr. Sweet has a bachelor’s degree in Business Administration from St. John Fisher College and an M.B.A. from Rochester Institute of Technology.

Board of Directors and Committees

Our shares of common stock are listed on the NYSE under the symbol “CIO” and we are subject to the NYSE listing standards. We have adopted corporate governance guidelines and charters for the Audit,

Compensation and Nominating and Corporate Governance Committees of the Board of Directors intended to satisfy NYSE listing standards. We have also adopted a code of business conduct and ethics for our directors and officers intended to satisfy NYSE listing standards and the definition of a “code of ethics” set forth in applicable SEC rules. Our corporate governance guidelines, code of ethics and these charters are available on our website at http://www.cityofficereit.com.

We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the overall management and control of our affairs. Our Board of Directors, or the Investment Committee thereof, must approve all investment decisions involving the acquisitions of properties in accordance with our investment guidelines and upon recommendations made by our Management.

We currently have seven directors, six of whom our Board of Directors has determined are independent directors under standards established by the SEC and the NYSE. Our independent directors are John McLernon, William Flatt, Sabah Mirza, Mark Murski, Stephen Shraiberg and John Sweet. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

Our Board of Directors has approved our objectives and strategies on investments and borrowing. The Board has delegated certain decision making authority regarding property acquisitions and dispositions to the Investment Committee. The directors may establish further written objectives and strategies on investments and borrowings, or modify existing strategies and objectives, and will monitor our administrative procedures, investment operations and performance.

Commitment to Good Corporate Governance

Our Company and our Board of Directors are committed to pursuing best practices. overall corporate governance. We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Highlights include the following:

•

We are an internally managed Company since February 1, 2016 when we acquired our former external advisor and internalized management of our Company in order to align interests among our management, our Board of Directors and our stockholders;

•

Six of our seven directors, or 85.7%, all of whom have been nominated for election at this year’s annual meeting pursuant to Proposal 1, are independent under our corporate governance guidelines, the rules of the NYSE and Rule 10A-3 under the Exchange Act;

•	Our Bylaws provide for a majority vote standard in uncontested director elections and permit stockholders to amend the Bylaws upon obtaining the requisite stockholder approval;

•	Our corporate governance guidelines to provide for a director resignation policy;

•	We have adopted a policy prohibiting hedging in the Company’s equity securities;

•	We have adopted a formal executive and director succession plan that provides various procedures to follow upon a vacancy created by an executive or director;

•

We have adopted stock ownership guidelines for executives and independent directors which require executives and independent directors to purchase a requisite amount of shares of common stock within five years of the earlier of (a) February 1, 2016 or (b) the date he or she was first elected or appointed that will further align the interests of the executives and independent directors with those of our stockholders; and

•

Our Board of Directors is not staggered and is elected annually, and we have opted out of the board classification statute under Title 3, Subtitle 8 of the Maryland General Corporation Law (“MGCL”) and therefore we cannot elect to stagger our Board of Directors in the future without a vote of our stockholders;

•	Our directors continue to partake in annual individual performance evaluations in order to identify areas of strengths and weaknesses;

•	We have opted out of the business combination statute, Title 3, Subtitle 6 under the MGCL, and the control share acquisition statute, Title 3, Subtitle 7 under the MGCL; and

•	We do not have a stockholder rights plan (i.e., a “poison pill”).

The Board of Directors currently has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment Committee. The directors who serve on these committees and the current Chairman of these committees are set forth below:

Board Member	Audit	Compensation	Nominating	Investment	Board
James Farrar					X
John McLernon	X		X	X	Chairman
William Flatt	Chairman		X(1)	X	X
Sabah Mirza			X(2)		X
Mark Murski	X	Chairman			X
Stephen Shraiberg		X	Chairman		X
John Sweet		X		Chairman	X

(1)

Mr. Flatt served on the Nominating and Corporate Governance Committee during 2018 and through March 2019. In March 2019, Mr. Flatt resigned from the Nominating and Corporate Governance Committee upon the appointment of Ms. Mirza to the Nominating and Corporate Governance Committee in connection with her joining the Board of Directors in March 2019.

(2)	Ms. Mirza joined the Nominating and Corporate Governance Committee in March 2019 upon her joining the Board of Directors in March 2019.

The Board of Directors held a total of 7 meetings during 2018, including 3 of which only our independent directors attended. The number of meetings held by each committee and the Board of Directors during 2018 is set forth below:

	Audit	Compensation	Nominating	Investment	Board
Number of Meetings	4	2	2	5	7

During fiscal year 2018, all incumbent directors who served in fiscal year 2018 attended at least 75% of the aggregate of:

•	the total number of meetings of the Board of Directors held during the period for which the director had been a director; and

•	the total number of meetings held by all committees of the Board of Directors on which the director served during the periods that the director served.

Our corporate governance guidelines provide that directors are invited and encouraged to attend our annual meeting of stockholders. Each of our directors as of the 2018 Annual Meeting attended our 2018 Annual Meeting.

Annual Board Evaluations

Pursuant to our corporate governance guidelines and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Board and each committee of the Board. The evaluation process is designed to assess the overall effectiveness of the Board and its committees and to identify opportunities for improving the operations and procedures of the Board and each committee. The process is meant to solicit ideas from directors about (i) improving prioritization of issues, (ii) improving quality of management presentations, (iii) improving quality of Board or committee discussions on key matters, (iv) identifying specific issues that should be discussed in the future, and (v) identifying any other matters of importance to the functioning of the Board or committee. The annual evaluations are generally conducted in the first quarter of each calendar year and the results of the annual evaluation are reviewed and discussed by the Board.

Board of Directors Committees

We currently have a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment Committee. All of our standing committees consist solely of independent directors, the principal functions of which are briefly described below. Our Board of Directors may from time to time establish other committees to facilitate our management.

Audit Committee

Our Audit Committee consists of William Flatt, Mark Murski and John McLernon and William Flatt serves as the chair of the Audit Committee. Our Board of Directors has determined that each of these members is “financially literate” as that term is defined by the NYSE corporate governance listing standards. Our Audit Committee is composed only of directors who are independent in compliance with applicable SEC and NYSE rules.

Our Audit Committee, among other matters, oversees: (1) our financial reporting, auditing and internal control activities; (2) the integrity and audits of our financial statements; (3) our compliance with legal and regulatory requirements; (4) the qualifications and independence of our independent auditors; (5) the performance of our internal audit function and independent auditors; and (6) our overall risk exposure and management. Our Audit Committee also has the following duties to:

•	annually review and assess the adequacy of the Audit Committee charter and the performance of the Audit Committee;

•	be responsible for the appointment, retention and termination of our independent auditors and determine the compensation of our independent auditors;

•	review the plans and results of the audit engagement with the independent auditors;

•	evaluate the qualifications, performance and independence of our independent auditors;

•	have sole authority to approve in advance all audit and non-audit services by our independent auditors, the scope and terms thereof and the fees therefor;

•	review the adequacy of our internal accounting controls;

•	meet at least quarterly with our executive officers, internal audit staff and our independent auditors in separate executive sessions; and

•	prepare the Audit Committee report required by the SEC regulations to be included in our annual proxy statement.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate. The Board of Directors has determined that each member of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by the applicable SEC regulations and NYSE corporate governance listing standards. The designation does not impose on them any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board of Directors. Our Board of Directors adopted a written charter for the Audit Committee, which is available on our corporate website at http://www.cityofficereit.com.

Compensation Committee

Our Compensation Committee consists of Mark Murski, Stephen Shraiberg and John Sweet, and Mark Murski serves as the chair of the Compensation Committee. Our Compensation Committee is composed only of directors who are independent in compliance with applicable SEC and NYSE rules.

The Compensation Committee has the sole authority to retain, and terminate, any compensation consultant to assist in the evaluation of employee compensation and to approve the consultant’s fees and the other terms and conditions of the consultant’s retention. The Compensation Committee’s responsibilities include, among other matters:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, if any, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

•	reviewing and approving the compensation, if any, of all of our other officers;

•	reviewing and approving the compensation of all of our directors;

•	reviewing our executive compensation policies and plans;

•	evaluating the performance of our officers;

•	administering the Equity Incentive Plan and the issuance of any common stock or other equity awards granted to plan participants;

•	set performance targets under the Equity Incentive Plan and determine annual cash bonuses for our officers according the satisfaction of those performance targets;

•	preparing compensation committee reports; and

•	assisting management in complying with our proxy statement and Annual Report on Form 10-K disclosure requirements.

In fulfilling its responsibilities, the Compensation Committee shall be entitled to delegate any or all of its responsibilities to a sub-committee of the Compensation Committee to the extent consistent with the Company’s charter, bylaws, and applicable law and rules of markets in which the Company’s securities then trade. Pursuant to the Compensation Committee charter, the Compensation Committee may not delegate its responsibility to evaluate non-executive officer performance and compensation or its responsibility to review and approve all officers’ employment agreements, executive retirement plans and severance agreements. Our Board of Directors adopted a written charter for the Compensation Committee which is available on our corporate website at http://www.cityofficereit.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Stephen Shraiberg, John McLernon and Sabah Mirza and Stephen Shraiberg serves as the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is composed only of directors who are independent in compliance with NYSE rules. The Nominating and Corporate Governance Committee’s principal duties include identifying individuals qualified to become members of our Board of Directors. The Nominating and Corporate Governance Committee considers the following factors when deciding who to nominate for the Board of Directors and to which committees, if any, such nominees should be nominated to join:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience with relevant social policy concerns;

•	each director and director nominee’s skills, principal occupation, reputation, age, tenure and diversity (including geographic, gender and ethnicity)

•	experience as a board member of another publicly held company;

•	ability and willingness to commit adequate time to the Board of Directors and its committee matters;

•

the fit of the individual’s skills with those of the other members of the Board of Directors and the committees of the Board of Directors, if any, such nominees are nominated to join, and potential members of the Board of Directors in the building of a board that is effective, collegial and responsive to the needs of the Company;

•	academic expertise in an area of the Company’s operations;

•	practical and mature business judgment; and

•	the independence of the director candidate.

In addition to the criteria set forth above, the Nominating and Corporate Governance Committee strives to create diversity in perspective, background and experience in the Board as a whole. The Nominating and Corporate Governance Committee’s other principal duties include the following:

•	develop, and recommend to our Board of Directors for its approval, qualifications for director candidates and periodically review these qualifications with our Board of Directors;

•	review the committee structure of our Board of Directors and recommend directors to serve as members or chairs of each committee of our Board of Directors;

•	review and recommend committee slates annually and recommend additional committee members to fill vacancies as needed;

•

develop and recommend to our Board of Directors a set of corporate governance guidelines applicable to us and, at least annually, review such guidelines and recommend changes to our Board of Directors for approval as necessary; and

•	oversee the annual self-evaluations of our Board of Directors and management.

In accordance with the our Bylaws, any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to the Board of Directors if such stockholder complies with the notice procedures set forth in the Bylaws and summarized in “Stockholder Proposals and Nominations” below. Nominees recommended by stockholders will be evaluated in the same manner as those recommended by our Nominating and Corporate Governance Committee. Our Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee which is available on our corporate website at http://www.cityofficereit.com.

Investment Committee

Our Investment Committee consists of John Sweet, William Flatt and John McLernon, and John Sweet serves as the chair of the Investment Committee. Our Investment Committee is composed only of directors who are independent in compliance with NYSE rules. The Investment Committee establishes guidelines for acquisitions and dispositions to be presented to the Board of Directors and leads the Board in its review of potential acquisitions and dispositions presented by management. The Investment Committee evaluates and approves acquisitions and dispositions with an individual purchase or sales price of less than $100 million and leads the Board in its review of acquisitions and dispositions with a purchase or sales price above $100 million.

The Investment Committee makes recommendations to the Board and senior management regarding potential acquisitions and dispositions and reviews due diligence reports prepared by management conducted on all potential acquisitions. Our Board of Directors adopted a written charter for the Investment Committee which is available on our corporate website at http://www.cityofficereit.com.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018:

•

The Audit Committee of the Board of Directors of CIO, or the Audit Committee, has reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 with CIO’s management and KPMG LLP, the Company’s independent registered public accounting firm;

•

Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm the overall scope and plans for the audit. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.

•

The Audit Committee has discussed with CIO’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board, (“PCAOB”), in Rule 3200T;

•

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP the independence of KPMG LLP and satisfied itself as to KPMG LLP’s independence; and

•

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of CIO that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

The Audit Committee has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), and the Exchange Act, except to the extent CIO specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors:

William Flatt, Chairman

John McLernon

Mark Murski

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Mark Murski, Stephen Shraiberg and John Sweet. No member of the Compensation Committee was at any time after the date of our formation, or currently is, an officer or employee of our company, and no member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K. None of our executive officers serves, or in the past has served, as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

Board Leadership Structure

The Board of Directors believes that it is in the best interests of the Company that the roles of Chief Executive Officer and Chairman of the Board of Directors be separated in order for the individuals to focus on their primary roles. The Company’s Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board of Directors provides guidance to the Company’s Chief Executive Officer, presides over meetings of the full Board of Directors and sets the agenda for Board of Directors meetings. In addition, the Board of Directors has selected the Chairman to preside over the quarterly meetings of non-management directors.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from the three standing committees, our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee, each of which addresses risks specific to its respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management takes to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk. In addition, the Board of Directors receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Code of Business Conduct and Ethics

Our Board of Directors adopted a code of business conduct and ethics that establishes the standards of ethical conduct applicable to all of our directors, officers, employees, consultants and contractors. The code of ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, compliance with applicable governmental laws, rules and regulations, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of ethics, employee misconduct, conflicts of interest or other violations. Any waiver of our code of ethics with respect to our Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary, Chief Operating Officer and President, or persons performing similar functions may only be authorized by our Nominating and Corporate Governance Committee and will be promptly disclosed as required by law and NYSE regulations and posted on our website. Amendments to the code of ethics must be approved by our Board of Directors and will be promptly disclosed and posted on our website (other than technical, administrative or non-substantive changes). Our code of ethics is publicly available on our website at http://www.cityofficereit.com and in print to any stockholder who requests a copy.

Corporate Governance Guidelines

Our Board of Directors adopted corporate governance guidelines that serve as a flexible framework within which our Board of Directors and its committees will operate. These guidelines cover a number of areas including the size and composition of our Board of Directors, Board of Directors membership criteria and director qualifications, director responsibilities, Board of Directors agenda, roles of the Chairman of the Board of

Directors and chief executive officer, meetings of independent directors, committee responsibilities and assignments, Board of Directors member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. Our Nominating and Corporate Governance Committee will review our corporate governance guidelines at least once a year and, if necessary, recommend changes to our Board of Directors. Additionally, our Board of Directors adopted independence standards as part of our corporate governance guidelines. A copy of our corporate governance guidelines is posted on our website at http://www.cityofficereit.com.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board of Directors or any of its committees may do so by writing to the Chairman of the Board, Board of Directors of City Office REIT, Inc., c/o Secretary, 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8. The Secretary will review all communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board of Directors and its committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of responsibility of one of the Board committees are also to be forwarded to the chairman of the appropriate committee. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

PROPOSAL NO. 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

On February 26, 2019, the Audit Committee approved appointing KPMG LLP to serve as CIO’s independent public accountants for the fiscal year ending December 31, 2019. KPMG LLP has served as our independent public accountants since our initial public offering in April 2014.

We are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accountants for our fiscal year ending December 31, 2019. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of CIO. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” THE APPOINTMENT OF KPMG LLP TO AUDIT THE FINANCIAL STATEMENTS

OF CIO FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Audit Fees

The following table presents the aggregate fees billed by KPMG LLP for each of the services listed below for the years ended December 31, 2018 and December 31, 2017.

	2018	2017
Audit Fees(1)	$287,414	$424,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$287,414	$424,000

(1)

Audit fees consisted of the aggregate fees billed for professional services rendered by KPMG LLP in connection with its audit of our consolidated and combined financial statements, reviews of our quarterly reports on Form 10-Q, audits required in connection with property acquisitions, and certain additional services associated with accessing the capital markets, including reviewing registration statements and the issuance and preparation of comfort letters and consents.

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the Audit Committee of that public company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X are met. All of the audit and audit-related services described above were pre-approved by the Audit Committee and, as a consequence, such services were not provided pursuant to a waiver of the pre-approval requirement set forth in this Rule. The Audit Committee charter provides guidelines for the pre-approval of independent auditor services. All of the audit and audit-related services described above were completed by full-time, permanent employees of KPMG LLP.

PROPOSAL NO. 3. TO APPROVE AN AMENDMENT TO OUR EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR AWARDS MADE THEREUNDER AND CERTAIN OTHER ADMINISTRATIVE CHANGES

Background to the Proposal

Our Equity Incentive Plan (the “Plan”) was adopted in 2014 in connection with our initial public offering. The Plan permits the grants of stock options, restricted common stock, restricted stock units, phantom shares, dividend equivalent rights (“DERs”) and other equity-based awards (including LTIP Units). A total of 1,263,580 shares of common stock were authorized for issuance under the Plan. As of December 31, 2018, approximately 397,957 shares (and approximately 228,309 shares as of March 6, 2019) of our common stock remain available for issuance for equity-based awards under the Plan.

The Board of Directors believes that the Plan has benefited the Company by assisting in recruiting and retaining the services of individuals with ability and initiative and enabling such individuals to participate in the future services of the Company and by associating the interests of such individuals with the interests of the Company and its stockholders.

On March 7, 2019, the Board of Directors amended the Plan, subject to the approval of stockholders (the “Amendment”). The Amendment is described below and include an increase in the total number of shares of common stock that may be issued pursuant to awards granted under the Plan from 1,263,580 shares to 2,263,580 shares.

The increase in the Plan’s share authorization will continue the Company’s ability to provide incentive and equity compensation opportunities pursuant to the Plan. The Board of Directors believes that the Company’s ability to provide competitive levels and types of compensation, including equity and incentive compensation opportunities, is important to recruiting and retaining talented executives and other key employees. Absent stockholder approval of the Amendment, the share authorization under the Plan will be exhausted and the Company will be unable to provide equity and incentive compensation pursuant to awards granted under the Plan. The Company thus will be required to use cash-based awards as the medium of payment for all incentive compensation.

The Amendment is described below and the material features of the Plan, as amended by the Amendment, are summarized below. A copy of the Plan as amended by the Amendment, is included as Appendix A to this proxy statement. The summary below is qualified in its entirety by reference to the text of the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE PLAN.

Summary of the Amendment

As more fully described below, the Amendment (i) increases the Plan’s share authorization; (ii) conforms the Plan to changes to Section 162(m) of the Internal Revenue Code of 1986 enacted under by the Tax Cuts and Jobs Act of 2017 (the “TCJA”); (iii) eliminates references to our former external advisor; (iv) extends the expiration date of the Plan and (v) updates references to our new corporate executive offices at 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8.

Share Authorization

As of December 31, 2018, approximately 397,957 shares (approximately 228,309 shares as of March 6, 2019) of the Plan’s original 1,263,580 share authorization remain available. The Amendment will increase the aggregate share authorization by 1,000,000 shares (from 1,263,580 shares to 2,263,580 shares).

In determining the proposed increase in the Plan’s share authorization, the Board of Directors considered anticipated share usage over the next five years for equity-based awards given past equity grant practices and the expected growth of the Company over the next five years, the size of the proposed increase relative to the number of issued and outstanding shares of the Company’s common stock, and the Company’s understanding of its investors’ perceptions of the appropriate size of the increase in the Plan’s share authorization. The Board of Directors believes that the additional share authorization included in the Amendment will be sufficient to provide competitive equity grants to eligible employees over the next few years and will not be perceived by most shareholders as overly dilutive. In the event that our shareholders do not approve the Amendment at the 2019 Annual Meeting, we expect that we will have to adopt a cash-based incentive program in early 2020, which may adversely affect our liquidity, our ability to attract and retain highly qualified executives and directors, and potentially could be detrimental to our results of operations.

Code Section 162(m)

Code Section 162(m) limited the deduction that a public corporation may claim for compensation paid to certain executive officers. Prior to the TCJA, the deduction limit under Code Section 162(m) did not apply to compensation that qualified as “performance based.”

The Plan included several provisions and references that were intended to allow awards to qualify as “performance based” compensation, including individual limits on the awards that any participant could receive in a year. Those provisions and references are not required after the TCJA and therefore are eliminated by the Amendment. However, the individual grant limits are not affected by the Amendment and awards under the Plan continue to be subject to those limitations.

Reference to Advisor

Prior to February 1, 2016, we were externally managed by City Office Real Estate Management, Inc. (the “Advisor”). The Plan included several references to the Advisor, including allowing employees of the Advisor to receive grants under the Plan. We are no longer managed by the Advisor and the references to the Advisor and its employees are removed from the Plan by the Amendments.

Term of the Plan

The original term of the Plan was for a ten year period from the effective date ending in 2024. The Amendment extend the term of the Plan until January 1, 2029.

Corporate Address

The existing Plan also contains references to our prior executive offices at 1075 West Georgia Street, Vancouver, BC V6E 3C9. The Amendment updates such references to our new corporate address at 666 Burrard Street, Suite 3210, Vancouver BC V6C 2X8.

Summary of the Plan, as Amended by the Amendment

The summary of the Plan appearing below is qualified in its entirety by the actual terms of the Plan, as amended by the Amendment. As used in this summary, the term “Grant” means the issuance of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Units, Phantom Share, DER, or other equity-based grant as contemplated herein or any combination thereof as applicable to an eligible person. All capitalized terms in this summary not defined in this summary shall have the meaning in the Plan.

Plan Administration

The Plan is administered by the Compensation Committee of our Board of Directors or, if there is no compensation committee, by our Board of Directors (the “plan administrator”). The plan administrator has the full authority to administer and interpret the Plan; to authorize the granting of awards; to determine the eligibility of individuals to receive awards under the Plan; to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the Plan); to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the Plan); to prescribe the form of agreement evidencing awards; and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In connection with this authority, the plan administrator may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The committee administering the Plan will consist of directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a non-employee director.

Eligibility

The plan administrator selects, from the eligible individuals, those individuals who receive awards under the Plan. Individuals eligible for awards are our officers, directors, advisors and personnel, and, with approval of our Board of Directors, those of our subsidiaries and their affiliates. Notwithstanding the foregoing, an individual is an eligible person only if shares of our common stock issued under awards to that person are eligible for registration with the SEC on a registration statement on Form S-8.

Available Shares

The Plan provides for grants of restricted common stock, restricted stock units, phantom shares, stock options, DERs and other equity-based awards (including LTIP Units), subject to the total number of shares available for issuance under the Plan. The maximum number of shares of common stock that may be issued under the Plan was 1,263,580 shares prior to the Amendment. The Amendment seeks to increase this maximum number to 2,263,580. The maximum number of shares that may underlie awards of options granted in any one year to any eligible person may not exceed 150,000 shares and the maximum number of shares that may underlie awards other than options granted in any one year to an eligible person may not exceed 150,000 shares. The aggregate share limit and the individual grant limitations are subject to adjustment in the event of specified changes in our capitalization, including share splits and share dividends. The grant of an LTIP Unit shall count against the aggregate and individual limits on a one-for-one basis, treating each LTIP Unit covered by an award as one share of common stock for these purposes. To the extent an award granted under Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. In addition, if any phantom shares are paid out in cash, the underlying shares may again be made the subject of grants under the Plan. Unless previously terminated by our Board of Directors, no new award may be granted under the Plan on or after January 1, 2029, the tenth anniversary of the effective date of such plan as amended by the Amendment.

Awards under the Plan

Restricted Shares of Common Stock. A restricted stock award is an award of shares of common stock that is subject to restrictions on transferability and such other restrictions, if any, that the plan administrator may impose at the date of grant. Grants of restricted shares of common stock may be subject to vesting schedules as determined by the plan administrator. The restrictions may lapse separately or in combination at such times and under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the plan administrator may determine. Except to the extent restricted under the award agreement relating to the restricted shares of common stock, a participant granted restricted shares of common stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares of common stock, although dividends paid with respect to unvested restricted shares of common stock may be subject to satisfaction of the vesting criteria of the underlying shares, and, in the case of dividends paid with respect to unvested restricted shares that do not vest solely upon satisfaction of continued employment or service, such dividends will be held by us and paid when, and only to the extent that, the underlying shares vest.

Restricted Stock Units. A restricted stock unit award represents the right to receive shares of our common stock in the future, after the applicable vesting criteria, determined by the plan administrator, has been satisfied. The holder of an award of restricted stock units has no rights as a stockholder until shares of our common stock are issued in settlement of vested restricted stock units. Our plan administrator may provide for a grant of DERs in connection with the grant of restricted stock units; provided, however, that if the restricted stock units do not vest solely upon satisfaction of continued employment or service, any payment in respect to the related DERs will be held by us and paid when, and only to the extent that, the related restricted stock units vest.

Phantom Shares. A phantom share represents a right to receive the fair value of a share of common stock, or, if provided by the plan administrator, the right to receive the fair value of a share of common stock in excess of a base value established by the plan administrator at the time of grant. Phantom shares will vest as determined by the plan administrator and specified in the applicable award agreement and may generally be settled in cash or by transfer of shares of common stock (as may be elected by the plan administrator, or, if permitted by the plan administrator, by the participant). Our plan administrator may provide for a grant of DERs in connection with the grant of Phantom shares which shall be payable at such time that dividends are paid on outstanding shares; provided, however, that if the phantom shares do not vest solely upon satisfaction of continued employment or service, dividend equivalent payments in respect of unvested phantom shares will be held by us and paid when, and only to the extent that, the related phantom shares vest.

Stock Options. A stock option award is an award of the right to purchase a specified number of shares of common stock at a fixed exercise price determined on the date of grant during a period of not more than ten years. Stock option awards may either be incentive or non-qualified stock options, provided that incentive stock options may only be granted to employees. The exercise price of stock options must equal at least the fair market value of our common stock on the date of grant; provided, however, that an incentive stock option held by a participant who owns, or is deemed to own under applicable attribution rules, more than 10% of the total combined voting power of all classes of our stock, or of certain of our subsidiary corporations, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. The plan administrator will determine the methods of payment of the exercise price of an option, which may include certified or bank cashier’s check, shares of our common stock owned by the participant, cancellation of indebtedness owed by us to the participant, by certain loans or extensions of credit to the extent permitted by applicable law, or a combination of the foregoing or another method of payment acceptable to the plan administrator. Subject to the provisions of the Plan, the plan administrator determines the remaining terms of the options (e.g., vesting). After the termination of service, the participant may exercise his or her option, to the extent vested as of such date of termination, for the period of time stated in his or her option agreement. If termination is due to death or disability, the option, to the extent vested, generally will remain exercisable for 12 months. In all other cases, to the extent vested, the option generally will remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. A participant shall have no rights as a stockholder until the participant exercises the option and a stock certificate is issued to the participant.

Other Share-Based Awards. The Plan authorizes the granting of other awards based upon shares of our common stock (including the grant of securities convertible into shares of common stock and share appreciation rights), subject to terms and conditions established at the time of grant by the plan administrator. The Plan also permits the grant of operating partnership long-term incentive plan units (“LTIP Units”). LTIP Units are a special class of units in our operating partnership. Each LTIP Unit awarded by the plan administrator will be equivalent to an award of one share, reducing the number of shares available for issuance under the Plan on a one-for-one basis. In addition to the provisions of the Plan, LTIP Units shall be subject to the provisions of our partnership agreement.

Dividend Equivalent Rights. The plan administrator may, in its discretion, grant awards of DERs. DERs provide the participant with the right to receive a payment, in cash or shares as determined by the plan administrator, determined in reference to dividends paid on our common stock. DERs typically are granted in connection with the grant of another type of award under the Plan, such as restricted stock units, although this is not required. DERs granted with respect to awards that do not vest solely upon satisfaction of continued employment or service shall entitle the participant to receive a payment only as, and only to the extent that, the related award vests.

Amendments and Termination

Our Board of Directors may amend, alter or discontinue the Plan but cannot take any action that would impair the rights of a participant with respect to grants previously made without such participant’s consent. However, no amendment will be effective without the approval of our stockholders if the amendment (i) increases the number of shares that may be issued under the Plan (other than an increase to reflect changes in capitalization as provided in the Plan), (ii) change the class of eligible persons who may participate under the Plan, (iii) reprices a stock option or other award or (iv) requires stockholder approval in order to comply with applicable law or the requirements of an applicable stock exchange.

Change in Control

Under the Plan, a change in control is generally defined as the occurrence of any of the following events: (i) the acquisition of more than 50% of (a) our voting shares or (b) all of our shares, by any person; (ii) the sale or disposition of all or substantially all of our assets; (iii) a merger, consolidation or statutory share exchange where our stockholders immediately prior to such event hold less than 50% of the voting power of the surviving or resulting entity; (iv) during any 12-calendar-month period, our directors, including subsequent directors recommended or approved by our directors, at the beginning of such period cease for any reason to constitute a majority of our Board of Directors; or (v) our liquidation or dissolution.

Upon a change in control, the plan administrator may make such adjustments to the Plan and outstanding awards as it, in its discretion, determines are necessary or appropriate in light of the change in control. In addition, upon a change in control, all awards granted under the Plan shall vest in full, with stock options being exercisable as to all of the covered shares of common stock and all vesting criteria applicable to other awards treated as having been fully satisfied immediately prior to, but contingent on, the change in control.

U.S. Federal Income Tax Consequences

The following is a very general description of some of the basic U.S. federal income tax principles that apply to awards under the Plan. The grant of an option will create no tax consequences for the participant or the Company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of a non-qualified option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss. Other awards under the Plan, including restricted stock units and phantom shares generally but excluding LTIP Units, will result in ordinary income to the participant at the later of the time of delivery of cash or shares, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered shares or other property. LTIP Units are taxed under partnership taxation rules, and the recipient generally will have no tax consequences until distributions are made with respect to the LTIP Units. Except as discussed below, we generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, we will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.

Please note, the foregoing is general tax discussion and different tax rules may apply to specific participants and transactions under the Plan.

New Plan Benefits

Except for any common shares that may be issued in settlement of awards previously approved by the compensation committee, as described in this proxy statement under “Executive Officer and Director Compensation,” the Company is unable to estimate or describe the Grants that may be issued under the Plan, as amended (if the amendments are approved by the stockholders) because the Board of Directors or the Compensation Committee of our Board of Directors will determine the Grants that may be issued during the term of the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE PLAN.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment, postponement or continuation thereof, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

Except as set forth in this section, all shares of common stock represented by valid proxies received will be voted in accordance with the provisions of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage owned by each person who, to the knowledge of CIO as of March 6, 2019, is the beneficial owner of more than 5% of the outstanding shares of common stock. This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to options, warrants, rights or conversion privileges are deemed to be outstanding for purposes of computing the percentage ownership of the person or group holding such options, warrants, rights or conversion privileges but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	3,666,254	(2)	9.2%
Common Stock	The Vanguard Group - 23-1945930 100 Vanguard Blvd. Malvern, PA 193552	3,637,741	(3)	9.1%
Common Stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,588,812	(4)	6.5%
Common Stock	LSV Asset Management 155 N. Wacker Drive Suite 4600 Chicago, IL 60606	2,102,953	(5)	5.2%

(1)	Based on 40,068,046 shares of common stock outstanding on a fully diluted basis as of March 6, 2019.
(2)

The number of common shares in the table above and the information in this footnote are based solely on Schedule 13G filed on February 13, 2019, which has reported sole voting power over 3,180,544 common shares and sole dispositive power over 3,666,254.

(3)

The number of common shares in the table above and the information in this footnote are based solely on Schedule 13G filed on February 11, 2019, which has reported sole voting power over 43,427 common shares, sole dispositive power over 3,594,314 common shares and shared dispositive power over 43,427 common shares.

(4)

The number of common shares in the table above and the information in this footnote are based solely on Schedule 13G filed on February 8, 2019, which has reported sole voting power over 2,466,768 common shares and sole dispositive power over 2,588,812.

(5)

The number of common shares in the table above and the information in this footnote are based solely on Schedule 13G filed on February 13, 2019, which has reported sole voting power over 1,523,292 common shares and sole dispositive power over 2,102,953.

The following tables set forth the number and percentage owned as of March 6, 2019 by each of our present directors, each of our present named executive officers, as defined in “Executive Officer Compensation” below, and all of our present executive officers (whether or not deemed to be named executive officers) and directors as a group of our shares of common stock.

This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to options, warrants, rights or conversion privileges are deemed to be outstanding for purposes of computing the percentage ownership of the person or group holding such options, warrants, rights or conversion privileges but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

Name of Beneficial Owner	Title of Securities	Shares Owned(1)	Percentage of All Shares(2)
James Farrar(3)	Common Stock	434,035	1.1%
Gregory Tylee(3)	Common Stock	380,315	*
Anthony Maretic(4)	Common Stock	145,525	*
John McLernon(3)	Common Stock	23,023	*
William Flatt	Common Stock	23,154	*
Sabah Mirza	Common Stock	—	*
Mark Murski	Common Stock	22,762	*
Stephen Shraiberg(3)	Common Stock	157,714	*
John Sweet	Common Stock	15,672	*

All directors and executive officers as a group (9 persons)	Common Stock	1,202,200	3.0%

*	Represents less than one percent of class.
(1)	Share amounts include restricted stock units issued under our EIP, which have not vested under the terms of the EIP and the respective award agreements.
(2)	Based on 40,068,046 shares of common stock outstanding on a fully diluted basis as of March 6, 2019.
(3)	Share amount includes indirect ownership through family members, trusts, corporations, and/or partnerships.
(4)

The number of shares of common stock shown as beneficially owned by Mr. Maretic in the table above includes 40,527 shares held by Mr. Maretic, over which Mr. Maretic exercises sole voting and investment power, that have been pledged by Mr. Maretic as collateral for a line of credit with Scotiabank.

EXECUTIVE OFFICERS

Set forth below is information concerning our executive officers, as of the date hereof. Unless otherwise indicated, the business address of all of our directors and executive officers is 666 Burrard Street, Suite 3210, Vancouver, British Columbia, Canada V6C 2X8.

Name	Age	Position
James Farrar	43	Chief Executive Officer, Director
Gregory Tylee	47	Chief Operating Officer, President
Anthony Maretic	47	Chief Financial Officer, Secretary and Treasurer

Information is set forth below regarding the background of our executive officers who are not also directors.

Gregory Tylee

Mr. Tylee, age 47, is our chief operating officer and president since our IPO in April 2014. He joined Second City in May 2010 and has been primarily responsible for sourcing, underwriting and acquiring properties throughout the United States. He has been involved in real estate transactions with a combined enterprise value of approximately $2.0 billion over the course of his career. He has deep relationships with real estate operators, lenders and brokers. Mr. Tylee held both the Vice President of Acquisitions and President roles for Bosa Properties Inc. from May 2008 to October 2012, a prominent real estate development company based in Vancouver, Canada, with over 400 employees. As President, Mr. Tylee was involved in all aspects of Bosa’s decision-making with a primary responsibility for growing the business through new acquisitions. Mr. Tylee received a bachelor’s degree in accounting from Brock University and is a chartered accountant. Mr. Tylee brings accounting and finance skills as well as over 20 years of diverse real estate experience that includes acquisitions of various types of income-producing property and high-rise development.

Anthony Maretic

Mr. Maretic, age 47, is our chief financial officer, secretary and treasurer since our IPO in April 2014. He has over 20 years of experience in senior financial and operational roles, of which 14 years were spent within the real estate industry. Prior to joining affiliates of Second City in May of 2013, Mr. Maretic served as the chief operating officer and chief financial officer of Earls Restaurants Ltd., one of North America’s premier privately held restaurant companies from 2006 to 2013. Mr. Maretic’s experience in the real estate industry includes his role as the chief financial officer for Wilkinson Good Neighbor Communities REIT, a $230 million portfolio of U.S.-based senior living facilities, where he served from 2005 to 2006. Mr. Maretic has also held several financial management positions with the predecessor of Bentall Kennedy, one of North America’s premier institutional real estate advisory companies, which was a $2 billion public real estate company listed on the Toronto Stock Exchange. Mr. Maretic is a chartered accountant and holds a bachelor’s degree in commerce and business administration from the University of British Columbia.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies with Respect to Conflicts of Interest

We adopted a code of ethics and related persons transactions policy that prohibits transactions involving conflicts of interest between us on the one hand, and our officers, employees and directors on the other hand, except for such transactions that are approved by a majority of our directors (including a majority of our independent directors) in compliance with the code of ethics and related persons transactions policy. A “conflict of interest” arises when the private interest of a person covered by the code interferes in any material respect with our interests or his or her service to us. Waivers of our code of ethics for certain covered persons must be disclosed in accordance with NYSE and SEC requirements. In addition, our Board of Directors is subject to certain provisions of Maryland law, which are also designed to eliminate or minimize conflicts. However, we cannot assure you that these policies or provisions of law will always succeed in eliminating the influence of such conflicts. If they are not successful, decisions could be made that might fail to reflect fully the interests of all stockholders.

We do not have a policy that expressly prohibits our directors, officers, security holders or any of our affiliates from engaging for their own account in business activities of the types conducted by us.

Administrative Services Agreement

In connection with the internalization of our management in February 2016, a subsidiary of the Company entered into an Administrative Services Agreement with the Second City funds. The Administrative Services Agreement has a three year term and pursuant to the agreement, the Company, including Jamie Farrar and Gregory Tylee, will provide various administrative services and support to the related entities managing the Second City funds. The Company’s subsidiary received or will receive annual payments for these services under the Administrative Services Agreement as follows: first 12 months—$1.5 million, second 12 months—$1.15 million and third 12 months—$0.625 million, for a total of $3.275 million over the three-year term.

On October 29, 2018, the Company entered into the First Amendment (the “Amendment”) to the Administrative Services Agreement with real estate investment funds affiliated with Second City Capital II Corporation and Second City Real Estate II Corporation (“SCRE II”). The terms of the Amendment became effective on February 1, 2019 (the “Effective Date”). After February 1, 2019, the annual fees payable to the Company will be $500,000 for the first twelve months following the Effective Date and thereafter an amount equal to 40% of the management fee paid to SCRE II by the fund managed by SCRE II.

The terms of the Administrative Services Agreement and our executive officers’ employment agreements permit, under certain circumstances and subject to the oversight of the Board, our executive officers to advise or oversee new or additional funds in the future.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Our named executives and their principal offices during 2018 were:

•	Mr. James Farrar, our Chief Executive Officer (“CEO”);

•	Mr. Gregory Tylee, our Chief Operating Officer (“COO”) and President; and

•	Mr. Anthony Maretic, our Chief Financial Officer (“CFO”), Treasurer and Secretary.

There were no other executive officers of CIO other than our CEO, COO and President and CFO, Treasurer and Secretary serving at the end of the fiscal year ended December 31, 2018.

Overview of Compensation Program and Philosophy

On February 1, 2018, we entered into employment agreements with our named executive officers. In addition, we continue to have the ability to compensate our named executives, other officers and individuals with equity and equity-based awards or other types of awards in accordance with our equity incentive plan (“EIP”) intended to align their interests with the interests of our stockholders. Awards that may be granted under our EIP include unrestricted stock, restricted stock, restricted stock units, deferred stock units, options, stock appreciation rights, performance awards, dividend equivalents, other stock based awards and any other right or interest relating to stock or cash (collectively referred to herein as “awards”). Our Compensation Committee will determine if and when any of our named executives, other officers or individuals will receive such awards. As discussed below, our Compensation Committee awarded restricted stock units to the named executives in January 2018 which related to CIO’s 2017 performance. A restricted stock unit award represents the right to receive shares of our common stock in the future, after the applicable vesting criteria, determined by our Compensation Committee, as plan administrator, has been satisfied. The holder of an award of restricted stock units has no rights as a stockholder until shares of our common stock are issued in settlement of vested restricted stock units. A recipient may be issued dividend equivalency rights by our Compensation Committee in connection with the grant of restricted stock units; provided, however, that if the restricted stock units do not vest solely upon satisfaction of continued employment or service, any payment in respect to the related grant of dividend equivalency rights will be held by us and paid when, and only to the extent that, the related restricted stock units vests.

2018 Company Performance

In applying our compensation program and philosophy to the named executives in 2018, the Compensation Committee sought to recognize the executive management team’s financial and strategic accomplishments during 2018. During 2018, the Company acquired $260 million of office properties. These acquisitions consisted of 5 properties and over 1 million square feet in Denver, Phoenix and Orlando. We also disposed of a property in a non-target market and recognized a $47.0 million accounting gain. The Company also increased occupancy of its’ portfolio from 87.7% when excluding the property that was held for sale at December 31, 2017 to 90.4% at December 31, 2018. The Compensation Committee believes that we continue to successfully execute our business objectives and investment strategies. We provide an analysis of our financial and operational performance in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our 2018 Annual Report on Form 10-K.

Employment Agreements

As discussed above, on February 1, 2018, we, through a wholly-owned subsidiary, entered into the Employment Agreements with each of James Farrar, the Company’s Chief Executive Officer, Greg Tylee, the Company’s President and Chief Operating Officer, and Anthony Maretic, the Company’s Chief Financial Officer, Secretary and Treasurer.

The Compensation Committee approved the terms of the Employment Agreements. Pursuant to the terms of the Employment Agreements, Messrs. Farrar and Tylee were paid an initial annual base salary of $400,000 and

Mr. Maretic an annual base salary of $250,000. In addition, each of Messrs. Farrar, Tylee and Maretic are eligible to receive an annual bonus based on the achievement of performance goals that are established by the Board of Directors. The executives are also eligible to participate in the Company’s EIP pursuant to which they may be entitled to receive restricted stock units, options or other equity awards as determined by the Compensation Committee.

Equity-Based Compensation

As discussed above, the Compensation Committee may, from time to time pursuant to the EIP, grant our named executives certain equity-based awards. These awards are designed to align the interests of our named executives with those of our stockholders, by allowing our named executives to share in the creation of value for our stockholders through capital appreciation and dividends. These equity awards are generally subject to vesting requirements, and are designed to promote the retention of management and to achieve strong performance for our company. These awards provide a further benefit to us by enabling us to attract, motivate and retain talented individuals. On March 9, 2017, we adopted stock ownership guidelines for our named executive officers and independent directors. This policy requires that each of our independent directors achieve ownership of our common stock having an aggregate value of at least three times his or her total annual base compensation in effect as of the date he or she first became an independent director prior to the fifth anniversary of the earlier of (a) February 1, 2016 or (b) the date he or she was first elected or appointed an independent director. In addition, we adopted a policy requiring each of our executive officers to achieve ownership of our common stock having an aggregate value of a certain multiple of the executive’s annual base salary. Such multiples are as follows:

Position	Multiple
Chief Executive Officer	4x
Chief Operating Officer and President	3x
Chief Financial Officer, Treasurer and Secretary	3x

The Compensation Committee also intends to design long-term incentive awards to ensure that our named executives have a continuing stake in our long-term success, that the total compensation realized by our named executives reflects our multi-year performance as measured by the efficient use of capital and changes in stockholder value, and that a large portion of their total compensation opportunity is earned over a multi-year period and could be forfeitable in the event of termination of their service to us or our affiliates.

REIT regulations require us to pay at least 90% of our earnings to stockholders as dividends. As a result, we believe that our common stockholders are principally interested in receiving attractive risk-adjusted dividends and in the growth of dividends and market capitalization. Accordingly, we want to provide incentives to our named executives that rewards success in achieving these goals. Since we generally do not have the ability to retain earnings, we believe that equity-based awards serve to align the interests of our named executives with the interests of our stockholders since the value our named executives receive from these awards is largely dependent on the value of our common stock, the potential for appreciation of that value and our capability to pay dividends. We believe that this alignment of interests provides an incentive to our named executives to implement strategies that will enhance our overall performance and promote growth in dividends and growth in our market capitalization.

The Compensation Committee does not use a specific formula to calculate the number of equity awards and other rights awarded to our named executives under our EIP. The Compensation Committee does not explicitly set future award levels/opportunities on the basis of what the named executives earned from prior awards. While the Compensation Committee will take past awards (if any) into account, it will not solely base future awards in view of those past awards. Generally, in determining the specific amounts to be granted to an individual, the Compensation Committee will take into account factors such as our performance, the individual’s position, his or her contribution to our performance, and general market practices of our peers and similarly sized companies. Awards, if any, are granted on an annual basis.

Grants of Equity Compensation to our Executive Officers

During the year ended December 31, 2018, pursuant to the restricted stock unit award agreements and under our Equity Incentive Plan, we issued 48,350 restricted stock units to Mr. Farrar, 48,350 restricted stock units to Mr. Tylee and 29,175 restricted stock units to Mr. Maretic. These restricted stock unit award agreements were approved by the Company’s Board of Directors, as recommended by the Compensation Committee, on January 25, 2018, pursuant to the Equity Incentive Plan. The awards were made pursuant to restricted stock unit award agreements between the Company and each of its executive officers, subject to vesting over a three-year period. Restricted stock units vest in three equal installments on each of the first three anniversaries of the grant date and shall vest in full upon the termination of employment without Cause (as defined in the form of award agreement). If earned, the restricted stock units will be settled in the form of shares of the Company’s common stock, par value $0.01 per share, pursuant to the Equity Incentive Plan, or if approved by the Compensation Committee, in cash of equivalent value. Restricted stock units do not entitle the recipient the rights of a holder of common stock until shares are issued in settlement of the vested units. The restricted stock units carry the right to receive dividends pursuant to the RSU award agreements, which will be reinvested in shares of our common stock and delivered to the applicable executive upon, and subject to, satisfaction of the vesting criteria applicable to the related restricted stock units. In connection with the declaration of dividends $0.235 per share on December 15, 2017, of $0.235 on March 21, 2018, $0.235 per share on June 15, 2018, and $0.235 per share on September 14, 2018, Mr. Farrar was granted an additional 8,761 restricted stock units, Mr. Tylee was granted an additional 8,761 restricted stock units and Mr. Maretic was granted an additional 5,167 restricted stock units. These additional restricted stock units vest in accordance with the same vesting schedule, and upon the same conditions, as the underlying restricted stock units as to which the dividend equivalent rights were granted with respect to (generally vesting on the first three annual anniversaries of the original grant date). Future awards will be at the discretion of our Compensation Committee.

Risk Management and CIO’s Compensation Policies and Procedures

As part of the Board of Director’s role in risk oversight, the Compensation Committee considers the impact of our compensation plans, policies and practices, and the incentives created by the same, on our risk profile. Based on this consideration, the Compensation Committee concluded that our compensation policies and procedures are not reasonably likely to have a material adverse effect on CIO. Some of the factors the Compensation Committee considered as mitigating the risks of our compensation plans include:

•	The Compensation Committee retains discretion to determine incentive awards based on its consideration of multiple performance factors and does not rely on a purely formulaic approach; and

•	CIO would respond to any executive misconduct in the manner described below under “Potential Impact on Compensation from Executive Misconduct.”

The Effect of Regulatory Requirements on Our Executive Compensation

IRC Section 409A. Section 409A of the IRC applies to all forms of nonqualified deferred compensation. The Compensation Committee will take Section 409A into account in determining the form and timing of compensation paid to our executives in the event CIO provides any nonqualified deferred compensation.

IRC Sections 280G and 4999. IRC Section 280G limits our ability to take a tax deduction for certain “excess parachute payments” (as defined in Section 280G) and IRC Section 4999 imposes excise taxes on each executive that receives “excess parachute payments” paid by CIO in connection with a change in control. The Compensation Committee does not expect to provide any compensation that would be considered an “excess parachute payment.”

Accounting Rules. Various rules under generally accepted accounting principles determine the manner in which CIO accounts for grants of equity-based compensation to our employees in our financial statements. The

Compensation Committee takes into consideration the accounting treatment of alternative grant proposals under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation” (formerly, FASB Statement 123R), or FASB ASC Topic 718, when determining the form and timing of equity compensation grants to employees, including our named executives. The accounting treatment of such grants, however, is not determinative of the type, timing, or amount of any particular grant of equity-based compensation to our employees.

Potential Impact on Compensation from Executive Misconduct. If the Board of Directors determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board of Directors would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the officer as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, termination of employment, initiating an action for breach of fiduciary duty and, if the misconduct resulted in a significant restatement of our financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results, including cancellation or forfeiture of equity-based incentive compensation. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Executive Officer Compensation

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to each of our named executive officers for the fiscal years indicated.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
James Farrar, Chief Executive Officer	2018	(2)	$400,000	$540,000	$684,006	—	$1,624,006
Gregory Tylee, Chief Operating Officer and President	2018	(2)	$400,000	$540,000	$684,006	—	$1,624,006
Anthony Maretic, Chief Financial Officer, Treasurer and Secretary	2018	(2)	$250,000	$337,500	$411,293	—	$998,793
James Farrar, Chief Executive Officer	2017	(2)	$325,000	$355,000	$538,378	—	$1,218,378
Gregory Tylee, Chief Operating Officer and President	2017	(2)	$325,000	$355,000	$538,378	—	$1,218,378
Anthony Maretic, Chief Financial Officer, Treasurer and Secretary	2017	(2)	$180,000	$202,000	$328,146	—	$710,146

(1)

The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of restricted stock unit awards during the applicable fiscal year under the Company’s EIP.

(2)	The named executives received an annual base salary pursuant to their respective Employment Agreement and also received grants of restricted stock units pursuant to the EIP.

2018 Compensation Decisions

As stated above, the Compensation Committee awarded James Farrar, Gregory Tylee and Anthony Maretic 48,350, 48,350 and 29,175 restricted stock units respectively at the January 18, 2018 meeting. Each of the non-executive directors were awarded 3,000 restricted stock units. Mr. Farrar and Mr. Tylee were primarily responsible for developing and successfully implementing our business objectives, investment strategies and capital raising efforts in 2018 described above. As our chief financial officer, Mr. Maretic was responsible for our financial reporting and planning and regulatory filings and the primary liaison with our independent public accounting firm and successful capital raising efforts in 2018.

Potential Payments Upon Termination or Change in Control

Termination Without Cause, Resignation With Good Reason. If the named executive’s employment is terminated by the Company without cause or by the named executive upon a resignation with good reason, the named executive shall be entitled to receive, and the Company shall pay or provide the named executive:

•	any annual base salary, annual cash bonus or other benefit accrued through, but unpaid as of, the date of termination;

•	a single cash payment equal to the named executive’s annual base salary as in effect on the date his employment terminates;

•	a single cash payment of the average annual cash bonus paid to the named executive for the prior two fiscal years preceding the termination;

•	a single cash payment of the average amount granted to the named executive under the EIP for the prior two fiscal years preceding the termination;

•	a single cash payment equal to the named executive’s annual bonus prorated for the days served in the current fiscal year;

•	continued coverage under the Company’s group health plan for twelve months; and

•	immediate vesting of all outstanding awards granted to the name executive under the EIP.

Termination for Cause. If the named executive’s employment is terminated by the Company for cause, the named executive shall be entitled to receive, and the Company shall pay or provide the named executive, any annual base salary, annual cash bonus or other benefit accrued through, but unpaid as of, the date of termination, but the named executive shall not be entitled to receive any other compensation or benefits on and after the date of termination.

Voluntary Termination by the Named Executive without Good Reason. If the named executive resigns, is unable to perform his employment obligations as a result of a disability which cannot be reasonably accommodated or otherwise voluntarily terminates his employment (other than for good reason), the named executive shall be entitled to receive, and the Company shall pay or provide the named executive, any annual base salary, annual cash bonus or other benefit accrued through, but unpaid as of, the date of termination, but the named executive shall not be entitled to receive any other compensation or benefits on and after the date of termination.

Change in Control. In the event of a change in control of the Company, all outstanding awards granted to the named executive under the EIP fully vest immediately upon the change in control. In addition, if the named executive resigns with good reason within twelve months of a change in control the named executive shall be entitled to receive:

•	a cash payment of two times the named executive’s annual base salary;

•	a cash payment of two times the average annual cash bonus paid to the named executive for the prior two fiscal years preceding the change in control;

•	a cash payment of two times the average amount granted to the named executive under the EIP for the prior two fiscal years preceding the change of control;

•	a cash payment equal to the named executive’s annual bonus prorated for the days served in the current fiscal year; and

•	continued coverage under the Company’s group health plan for twelve months.

Director Compensation

We have approved and implemented a compensation program for our non-employee directors that consists of annual retainer fees and long-term equity awards. As compensation for serving on our Board of Directors, each director receives an annual base fee for his or her services of $30,000. In addition, each non-employee director receives a meeting fee of $1,000 for attending each Board of Directors meeting, committee meeting or telephonic meeting to approve investments. The Chairman of the Board of Directors receives an additional annual cash retainer of $15,000, the chair of the Audit Committee receives an additional annual cash retainer of $10,000, and the chairs of the Compensation Committee, the Nominating and Corporate Governance Committee and Investment Committee receive an additional annual cash retainer of $5,000.

We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance in-person at Board of Directors and committee meetings.

Beginning on August 12, 2014 and until March 9, 2017, an independent director share grant program approved by our Board of Directors provided for each independent director to be granted a number of restricted stock units, up to 1,500 annually, equal to the number of shares of our common stock that such director purchased on the open market. The matching restricted stock units vested ratably over three years and carried the right to receive dividends (through the issuance of dividend equivalent rights), which were reinvested in shares of our common stock and delivered to the applicable independent director upon, and subject to, satisfaction of the vesting criteria applicable to the related restricted stock unit award agreements. Pursuant to this program, each of the independent directors were granted restricted stock units during the year ended December 31, 2017. On March 9, 2017, our Board of Directors repealed our independent director share grant program upon adoption of the minimum share ownership policy discussed above under “ — Equity-Based Compensation.”

On January 18, 2018, the Compensation Committee awarded our directors with restricted stock units. The restricted stock units vest ratably over three years and carry the right to receive dividends (through a related grant of dividend equivalent rights), which will be reinvested in shares of our common stock and delivered to the applicable executive upon, and subject to, satisfaction of the vesting criteria applicable to the related restricted stock units. Pursuant to this program, each of Mr. McLernon, Mr. Flatt, Mr. Kohn, Mr. Murski and Mr. Shraiberg were granted 3,000 restricted stock units.

We do not have, and we do not currently intend to adopt, any plans or programs for our directors that provide for pension benefits.

The table below sets forth information regarding the compensation paid or accrued by CIO during 2018 to each of our directors. James Farrar did not receive any additional compensation in connection with his role as a director.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)	Total($)
John McLernon	$60,000	$40,766	$100,766
William Flatt	55,000	40,632	95,632
Stephen Shraiberg	45,000	40,789	85,789
Mark Murski (3)	48,000	43,001	91,001
Jeffrey Kohn(4)	12,750	—	12,750
John Sweet	46,750	39,678	86,428
Sabah Mirza(5)	—	—	—

	$267,500	$204,866	$472,366

(1)

On January 18, 2018 our compensation committee made a restricted stock unit grant to directors for 3,000 restricted stock units each. These awards vest over a 3 year period assuming the recipient remains on the Board through the applicable vesting date.

(2)

The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of restricted stock unit awards during the applicable fiscal year under the EIP.

(3)	Fees earned were paid to Brookfield Asset Management at Mr. Murski’s request.
(4)	Resigned from the Board of Directors on March 2, 2018.
(5)	Ms. Mirza joined the Board of Directors in March 2019 and therefore did not receive or accrue any compensation from CIO during 2018

Equity Compensation Plan Information

The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights; weighted average exercise price of outstanding options, warrants and rights; and the number of securities remaining available for future issuance under our EIP as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans(4)
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	354,323	(2)	N/A	(3)	397,957
Equity compensation plans not approved by security holders	—		—		—

Total(5)	354,323				397,957

(1)	Consists of our EIP approved by our sole stockholder in connection with the closing of our initial public offering.
(2)	Represents restricted stock units issued under our Equity Incentive Plan
(3)

A weighted average exercise price is not applicable for our restricted stock units, as such equity awards result in the issuance of shares of our Company Stock provided that such awards vest and, as such, do not have an exercise price. At December 31, 2018, 511,300 restricted stock units were vested and 354,323 restricted stock units were subject to time based vesting.

(4)	Number of securities available for future issuance under our Equity Incentive Plan that have been granted in connection with the issuance of RSUs.
(5)	All equity-based compensation plans have been approved by our stockholders.

Outstanding Equity Awards

The following table sets forth certain information regarding the outstanding equity awards at December 31, 2018.

Name	Option Awards	Number of Unvested Shares or Units That Have Not Vested (#)(1)		Market Value of Shares or Units That Have Not Vested ($)(1)(2)
James Farrar	—	117,155	(1)	$1,200,839
Gregory Tylee	—	117,155	(1)	1,200,839
Anthony Maretic	—	71,601	(1)	733,910

(1)	Includes shares issuable upon vesting of restricted stock units. Vesting in three equal installments, subject generally to continued employment on the applicable vesting dates.
(2)

Pursuant to SEC rules, for purposes of this table the market value of unvested restricted stock units is assumed to be $10.25, the closing market price per share of common stock at the end of the last completed fiscal year, December 31, 2018.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish CIO with copies of all such reports.

Based solely on a review of the copies of such reports received by the Company and on written representations from certain reporting persons that no reports were required, or if required, such reports were filed on a timely basis for those persons, the Company believes that reports were filed on a timely basis by all directors in 2018.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8, any stockholder desiring to make a proposal to be acted upon at the 2020 annual meeting of stockholders must present such proposal to the Company at its principal office in Vancouver, British Columbia not later than November 21, 2019, in order for the proposal to be considered for inclusion in the Company’s proxy statement. The Company will not consider proposals received after November 21, 2019 for inclusion in the Company’s proxy materials for the Company’s 2020 annual meeting of stockholders.

The Company’s Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, but not included in the Company’s proxy statement, the stockholder must give timely notice in writing not earlier than October 22, 2019 nor later than November 21, 2019, or not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of the proxy statement for preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced or delayed by more than 30 days, notice must be received not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting or the 10th day following the day on which the Company first publicly announces the date of the annual meeting. As to each matter, the notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and the business proposed to be brought before the annual meeting.

The Company’s Bylaws provide that a stockholder of record, both at the time of the giving of the required notice set forth in this sentence and at the time of the 2019 annual meeting, entitled to vote at the annual meeting may nominate persons for election to the Board of Directors by mailing written notice to the Corporate Secretary of the Company not earlier than October 22, 2019 nor later than November 21, 2019, or not more than 150 days nor less than 120 days prior to the first anniversary of the date of the proxy statement for preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced or delayed by more than 30 days, notice must be received not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting or the 10th day following the day on which the Company first publicly announces the date of the annual meeting. The notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and each person whom the stockholder wishes to nominate for election as a Director. The notice must be accompanied by the written consent of each proposed nominee to serve as one of the Company’s directors, if elected.

In addition to our Bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act, and the rules and regulations thereunder. Our Bylaw provisions do not affect any right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our Proxy Statement pursuant to Rule 14a-8 (or any successor provision).

ANNUAL REPORT ON FORM 10-K

Our 2018 Annual Report on Form 10-K was filed with the SEC on February 27, 2019. A copy of the 2018 Annual Report on Form 10-K filed with the SEC, exclusive of the exhibits thereto, may be obtained from us, without charge, by a request in writing. We will also furnish any exhibit to the 2018 Annual Report on Form 10-K upon the payment of reasonable fees relating to our expenses in furnishing the exhibit. Such requests should be directed to CIO, at our Vancouver address stated herein, and to the attention of the Secretary. Beneficial owners must include in their written requests a good faith representation that they were beneficial owners of our common stock on March 1, 2019. Such requests should be directed to us at 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8, Attention: Corporate Secretary.

The notice of annual meeting, Proxy Statement and our 2018 Annual Report are available at the following website: http://www.astproxyportal.com/ast/18940/.

By order of the Board of Directors

Anthony Maretic
Chief Financial Officer, Secretary and Treasurer

March 20, 2019

EXHIBIT A

AMENDMENT TO THE

CITY OFFICE REIT, INC. EQUITY INCENTIVE PLAN

This Amendment (the “Amendment”) to the City Office REIT, Inc. Equity Incentive Plan (the “Plan”) is adopted by the Board of Directors of City Office REIT, Inc. (the “Company”) on March 7, 2019, to be effective as of January 1, 2019 upon approval of the Amendment by the Company’s stockholders of common stock.

1.	Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Plan.

2.	Section 2(b) of the Plan is hereby modified as follows:

“[Reserved]”

3.	Section 2(e) of the Plan is hereby modified as follows:

““Cause” shall mean, unless otherwise provided in the Grantee’s Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, the Subsidiaries or any of their respective affiliates, (iii) the Grantee’s conviction of, or plea of nolo contendere to, a felony or a crime of moral turpitude, or any crime involving the Company, the Subsidiaries or any of their respective affiliates, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Grantee’s employment agreement (if any) with the Company, the Subsidiaries or any of their respective affiliates (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to the Company, the Subsidiaries or any of their respective affiliates, all as determined by the Committee.”

4.	Section 2(g) of the Plan is hereby modified as follows:

““Committee” shall mean the Compensation Committee of the Company as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist solely of persons who, at the time of their appointment, are qualified as a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.”

5.	Section 2(x) of the Plan is hereby modified as follows:

““Participating Companies” shall mean the Company, the Subsidiaries and any of their respective affiliates, which, with the consent of the Board participates in the Plan.”

6.	Section 3 of the Plan is hereby modified as follows:

“The effective date of the Plan is January 1, 2019.”

7.	Section 6 of the Plan is hereby modified as follows:

“Subject to adjustments pursuant to Section 16, Grants with respect to an aggregate of no more than 1,263,580 Shares may be granted under the Plan (all of which may be issued as Options); provided, however, that effective January 1, 2019, Grants with respect to an aggregate of no more than 2,263,580 Shares may be granted under the Plan (all of which may be issued as Options). (i) The maximum number of Shares with respect to which any Options may be granted in any one year to any Grantee shall not exceed 150,000, and (ii) the maximum number of Shares that may underlie Grants, other than Grants of Options, in any one year to any Grantee shall not exceed 150,000. Notwithstanding the first sentence of this Section 6, (i) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Restricted Stock

Units or Phantom Shares but are later forfeited or for any other reason are not payable under the Plan; and (ii) Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option, may be the subject of the issue of further Grants. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, or treasury shares. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate. For the avoidance of doubt, Shares subject to DERs shall be subject to the limitation of this Section 6. Notwithstanding the limitations above in this Section 6, there shall be no limit on the number of Phantom Shares or DERs to the extent they are paid out in cash that may be granted under the Plan. If any Phantom Shares or DERs are paid out in cash, the underlying Shares may again be made the subject of Grants under the Plan, notwithstanding the first sentence of this Section 6. A Grant of LTIP Units under Section 13 hereof shall be treated for purposes of the limits in this Section 6 as a Grant covering Shares on a 1 Share for 1 LTIP Unit basis.”

8.	Section 9(a) of the Plan is hereby modified as follows:

“Vesting Periods. In connection with the grant of Restricted Stock, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 9, the applicable Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.”

9.	Section 9(c)(i) of the Plan is hereby modified as follows:

Each Grantee of Restricted Stock shall be issued a certificate in respect of Shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 6, in addition to any legend that might otherwise be required by the Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE CITY OFFICE REIT, INC. EQUITY INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CITY OFFICE REIT, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF CITY OFFICE REIT, INC. AT 666 BURRARD STREET, SUITE 3210, VANCOUVER, BRITISH COLUMBIA, V6C 2X8.

10.	Section 10(a)(i) of the Plan is hereby modified as follows:

“In connection with the grant of Restricted Stock Units, the Committee shall establish one or more vesting periods with respect to the Restricted Stock Units, the length of which shall be determined in the discretion of the Committee.”

11.	Section 12(a) of the Plan is hereby modified as follows:

“Grant of DERs. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Agreements, authorize the granting of DERs to Eligible Persons based on the dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date a Grant is issued, and the date such Grant is exercised, vests or expires, as determined by the Committee. Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. If a DER is granted in respect of another Grant hereunder, then, unless otherwise stated in the Agreement, or, in the appropriate case, as determined by the Committee, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Grant has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable. With respect to DERs granted with respect to Grants that vest upon satisfaction of criteria other than solely continued service, payment in settlement of the DERs shall not be made to the Grantee prior to the date on which, and only to the extent that, the related Grant vests and the DERs shall be forfeited in the event, and to the extent, the related Grant is forfeited.”

12.	Section 14 of the Plan is hereby modified as follows:

“[Reserved]”

13.	Section 15 of the Plan is hereby modified as follows:

“Term of Plan. Grants may be granted pursuant to the Plan until the expiration of 10 years from the effective date of the Plan, as amended by the Amendment.”

14.	Section 16(a) of the Plan is hereby modified as follows:

“(a) Subject to any required action by stockholders and to the specific provisions of Section 17, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i) the maximum aggregate number of Shares which may be made subject to Options and DERs under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock and Restricted Stock Units that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Grants which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(ii) the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Agreements) so that they are, in their respective Grants, substantially proportionate to the rights existing in such Grants prior to such event, including, without limitation, adjustments in (A) the number and kind of shares or other property to be distributed in respect of the Grant, (B) the Exercise Price, Purchase Price and Phantom Share Value, and (C) performance-based criteria established in connection with Grants; provided that, in the discretion of the Committee, the foregoing clause (C) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 16(a) had the event related to the Company. In addition, the Committee may provide a cash bonus in lieu of adjustment if it determines such a bonus is appropriate.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.”

15.	Section 16(j) of the Plan is hereby modified as follows:

“Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person,” including a “group,” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Eligible Employee, the Eligible Employee and any “group,” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Eligible Employee is a member), is or becomes the “beneficial owner,” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares; or

(ii) members of the Board at the beginning of any consecutive 12-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 12-calendar-month period, shall be deemed to be an Incumbent Director; or

(iii) there shall occur (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 50% or more of the Shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 50% or more of the combined voting power of all then outstanding voting securities; provided, however, that, if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of this subsection (j).

Notwithstanding the foregoing, no event or condition shall constitute a Change of Control to the extent that, if it were, an excise tax would be imposed upon or with respect to any Grant under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change of Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such excise tax.”

16.	Exhibit A of the Plan is hereby modified as follows:

“[RESERVED]”

17.	This Amendment shall be effective as of January 1, 2019 when it is approved by the Company’s stockholders.

ANNUAL MEETING OF STOCKHOLDERS OF

CITY OFFICE REIT, INC.

May 2, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 2, 2019:

The notice of annual meeting, Proxy Statement

and Annual Report on Form 10-K for the year ended December 31, 2018 are available at http://www.astproxyportal.com/ast/18940/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach along perforated line and mail in the envelope provided.

00003333333303000000 8	050219

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		1.	The Board of Directors recommends you vote FOR the following proposal(s):
				FOR	AGAINST	ABSTAIN
			John McLernon	☐	☐	☐
			James Farrar	☐	☐	☐
			William Flatt	☐	☐	☐
			Sabah Mirza	☐	☐	☐
			Mark Murski	☐	☐	☐
			Stephen Shraiberg	☐	☐	☐
			John Sweet	☐	☐	☐
		2.	To ratify the appointment of KPMG LLP as City Office REIT, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

		3.	The approval of an amendment to City Office REIT, Inc’s Equity Incentive Plan to increase the number of shares of common stock available for awards made thereunder and certain administrative changes.	☐	☐	☐
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED, “FOR” APPROVAL OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR CITY OFFICE REIT, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019 AND “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S EQUITY INCENTIVE PLAN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF. BY EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered
name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CITY OFFICE REIT, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF CITY OFFICE REIT, INC.

The undersigned hereby appoints James Farrar, Anthony Maretic and Gregory Tylee, and each of them, as and for the proxies of the undersigned, each with the power to appoint such proxy’s substitute, and hereby authorizes them, or any of them, to vote all of the shares of common stock of City Office REIT, Inc. (“CIO”) held of record by the undersigned on March 1, 2019 at the Annual Meeting of Stockholders of CIO, to be held at 9:00 A.M., PDT, on Thursday, May 2, 2019 at 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8 and at any and all adjournments, postponements or continuations thereof as set forth on the reverse side hereof. If you wish to attend the Annual Meeting and vote in person, you may contact CIO’s Investor Relations at (604) 806-3366 for directions. Each of the Proposals in this proxy is proposed by CIO. These Proposals are not related to or conditioned on the approval of other matters.

(Continued and to be signed on the reverse side)

1.1	14475